Exhibit 24.1

                                POWER OF ATTORNEY

Teledyne Technologies Incorporated 401(k) Plan-- Form S-8 Registration Statement

         The undersigned directors and officers of Teledyne Technologies Incorporated, a Delaware corporation ("TDY"), do hereby constitute and appoint John T. Kuelbs and Melanie S. Cibik, or either of them, our true and lawful attorneys and agents, to execute, file and deliver a Registration Statement on Form S-8 (or other appropriate form) with respect to the Teledyne Technologies Incorporated 401(k) Plan ("Form S-8"), which registers up to 400,000 shares of TDY's Common Stock, par value $0.01 per share, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, and to do any and all acts or things, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable TDY to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Form S-8 (including without limitation executing, filing and delivering any amendments to the Form S-8), and the undersigned do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         Witness the due execution hereof as of March 9, 2000.

/s/ Thomas A. Corcoran              Chairman and Director
---------------------------
Thomas A. Corcoran


/s/ Robert Mehrabian                President and Chief Executive Officer
---------------------------         (Principal Executive Officer) and Director
Robert Mehrabian


/s/ Stefan C. Riesenfeld            Executive Vice President and Chief Financial
---------------------------         Officer (Principal Financial Officer)
Stefan C. Riesenfeld


/s/ Dale A. Schnittjer              Controller (Principal Accounting Officer)
---------------------------
Dale A. Schnittjer


/s/ Robert P. Bozzone               Director
---------------------------
Robert P. Bozzone

/s/ Paul S. Brentlinger             Director
----------------------------
Paul S. Brentlinger

/s/ Frank V. Cahouet                Director
----------------------------
Frank V. Cahouet




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/s/ Diane C. Creel                  Director
----------------------------
Diane C. Creel

/s/ C. Fred Fetterolf               Director
----------------------------
C. Fred Fetterolf

/s/ Charles J. Queenan, Jr.         Director
----------------------------
Charles J. Queenan, Jr.